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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) December 12, 2002

                               LECSTAR CORPORATION
             (Exact name of registrant as specified in its charter)



                                      Texas
         (State or other jurisdiction of incorporation or organization)



                  33-95796                      76-0406417
          (Commission File Number) (IRS Employer Identification Number)


                             4501 Circle 75 Parkway
                                Building D -4210
                           Atlanta, Georgia 30339-3025

                    (Address of principal executive offices)

                 (404) 659-9500 (Registrant's telephone number,
                              including area code)







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Item 6.     Resignations of Registrant's Directors


     On December 12, 2002, John C. Canouse resigned as a director of LecStar Corporation.



Item 7.     Financial Statements and Exhibits


     Financial Statements

            None.


     Exhibits

            See Exhibit Index attached hereto and incorporated herein by reference.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     LECSTAR CORPORATION


                                                  By: /s/ LECSTAR CORPORATION
                                                    -------------------------



Date:    December 13, 2002



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                                  EXHIBIT INDEX

Exhibit Number             Description

17.1     Resignation Letter of John C. Canouse, Director